UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 5, 2025
Date of Report (date of earliest event reported)

VIRTUS INVESTMENT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10994		26-3962811
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Financial Plaza	Hartford	CT	06103
(Address of principal executive offices)			(Zip Code)
(800) 248-7971
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01        Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On December 5, 2025, Virtus Investment Partners, Inc. (the “Company”), through its wholly owned subsidiary Virtus Private Markets Holdings, LLC, a Delaware limited liability company, entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Keystone National Group, LLC, a Delaware limited liability company (“Keystone”), and Keystone’s owners and beneficial owners, to acquire (i) 56% of the equity of Keystone at the closing (“Closing”) of the Transaction (as defined below); and (ii) up to an additional 19% of the equity of Keystone through the exercise of put/call options, all upon the terms and conditions contained in the Purchase Agreement and related transaction documents (the “Transaction”).

The purchase price payable by the Company for the equity of Keystone acquired at Closing is (a) $200 million in cash at the Closing, subject to adjustment as set forth in the Purchase Agreement, (b) an additional $65 million payable in cash on the first anniversary of the Closing, (c) an additional $30 million payable in cash on the second anniversary of the Closing, and (d) up to an additional $75 million of contingent consideration payable in cash over two to three years following the Closing subject to the achievement of specified Keystone revenue targets.

The Purchase Agreement contains terms and conditions that are customary for a transaction of this type including, without limitation, representations, warranties, covenants, indemnification, escrow provisions, a guaranty and conditions to closing. Keystone is required, among other things, to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Purchase Agreement and the Closing, subject to certain customary exceptions. The Purchase Agreement also contains customary termination rights for the Company and Keystone.

Prior to the Closing, Keystone will seek consents from its clients to the deemed “assignment” of its advisory contracts under the Investment Advisers Act of 1940, as amended, that will result from the consummation of the Transaction, and the parties will seek regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. There can be no assurances that client consents and regulatory approvals will be obtained or that the other conditions to Closing will be satisfied, or that the Transaction will close on the terms contemplated by the Purchase Agreement, or at all.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2025.

The above description of the Purchase Agreement has been included to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide any other factual information about the Company, Keystone or their respective subsidiaries, affiliates or owners. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and as of specific dates, are solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Keystone or any of their respective subsidiaries, affiliates, owners or businesses.

Item 7.01     Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference herein is a press release dated December 5, 2025 issued by the Company announcing the execution of the Purchase Agreement.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended (“Securities” Act”), whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are, or may be considered to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements that are not historical facts, including statements about the proposed Transaction, the anticipated timing of the Transaction and Closing and other statements about the Company’s beliefs or expectations, are forward-looking statements. These statements may be identified by forward-looking terminology such as “expect,” “estimate,” “intent,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms. Forward-looking statements speak only as of the date they are made and the Company assumes no duty to update forward looking statements, except as required by law. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (ii) the inability to satisfy any closing conditions to the Transaction, such as securing required consents, including from clients of Keystone; (iii) the risk that the Transaction will not be consummated on the anticipated terms or timing, if at all; (iv) the inability to integrate the acquired business; (v) the possibility that the Company may not fully realize the expected benefits of the Transaction; (vi) potential litigation relating to the Transaction that could be instituted in connection with the Purchase Agreement; and (vii) any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Item 9.01        Financial Statements and Exhibits.

(d)     Exhibits    The following exhibits are filed herewith:

99.1    Press release of Virtus Investment Partners, Inc., dated December 5, 2025.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated:	December 5, 2025	By:	/s/ Andra C. Purkalitis
		Name:	Andra C. Purkalitis
		Title:	Executive Vice President, Chief Legal Officer, General Counsel and Secretary